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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                              -----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  April 2, 1998

                          HILTON HOTELS CORPORATION
                         (Exact Name of Registrant as
                           Specified in its Charter)


      DELAWARE                       1-3427                       36-2058176
  (State or other                 (Commission                  (IRS Employer
   Jurisdiction of                    File                      Identification
   Incorporation                     Number)                         No.)


                            9336 CIVIC CENTER DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210
                             (Address of Principal
                              Executive Offices)



                               (310) 278-4321
                           (Registrant's telephone
                         number, including area code)

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ITEM 5.  OTHER EVENTS.

         On April 2, 1998, Hilton Hotels Corporation issued a press release, attached hereto as exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1  Press Release of Hilton Hotels Corporation dated April 2, 1998.




















                                       2

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HILTON HOTELS CORPORATION



                                       By: /s/ THOMAS E. GALLAGHER
                                          ------------------------------------
                                       Name:   Thomas E. Gallagher
                                       Title:  Executive Vice President and
Dated: April 2, 1998                           General Counsel